Fair value measurements	12 Months Ended
Dec. 31, 2010
Fair value measurements [Abstract]
Fair value measurements
2.	Fair value measurements

FASB guidance regarding fair value measurement establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets for identical assets or liabilities; Level 2, defined as inputs other than quoted prices for similar assets and liabilities in active markets that are either directly or indirectly observable; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

Financial assets accounted for at fair value on a recurring basis at December 31, 2010 and 2009 include cash equivalents of $426.3 million and $909.8 million, restricted cash and investments of $16.3 million and $9.1 million, and trading securities of $13.5 million and $11.4 million (included in other assets), respectively. These assets are carried at fair value based on quoted market prices for identical securities (Level 1 inputs). Cash equivalents include investments in AAA-rated money market mutual funds with maturities of less than 90 days.

FASB guidance allows a company to elect to measure eligible financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings at each subsequent reporting date. Eligible items include, but are not limited to, accounts and loans receivable, equity method investments, accounts payable, guarantees, issued debt and firm commitments. Currently, we have not elected to account for any of our eligible items using the fair value option under this guidance.

In April 2009, the FASB issued (1) guidance on determining fair value when market activity has decreased, (2) guidance which addresses other-than-temporary impairments for debt securities; and (3) guidance that discusses fair value disclosures for financial instruments in interim periods. The guidance is effective for interim and annual periods ending after June 15, 2009 and the adoption did not have a material impact on our financial statements.

The carrying value of cash and cash equivalents, restricted cash and investments, accounts receivable, claims and rebates payable, and accounts payable approximated fair values due to the short-term maturities of these instruments. The fair value, which approximates the carrying value, of our bank credit facility was estimated using either quoted market prices or the current rates offered to us for debt with similar maturity. The carrying values and the fair values of our Senior Notes are shown in the following table:

	December 31, 2010		December 31, 2009
(in millions)	Carrying Amount	Fair Value	Carrying Amount	Fair Value
5.25% senior notes due 2012, net of unamortized discount	$999.6	$1,056.0	$999.4	$1,068.6
6.25% senior notes due 2014, net of unamortized discount	996.9	1,116.0	996.1	1,095.7
7.25% senior notes due 2019, net of unamortized discount	497.1	586.3	496.8	591.6

Total	$2,493.6	$2,758.3	$2,492.3	$2,755.9

The fair values of our Senior Notes were estimated based on quoted prices in active markets for identical securities (Level 1 inputs). In determining the fair value of liabilities, we took into consideration the risk of nonperformance. Nonperformance risk refers to the risk that the obligation will not be fulfilled and affects the value at which the liability would be transferred to a market participant. This risk did not have a material impact on the fair value of our liabilities.